STATEMENT OF INVESTMENTS
BNY Mellon International Bond Fund

July 31, 2021 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.5%
Australia - 2.1%
Australia, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/2047	7,975,000		7,018,214
Austria - .2%
Suzano Austria GmbH, Gtd. Notes		3.13	1/15/2032	170,000		168,683
Suzano Austria GmbH, Gtd. Notes		3.75	1/15/2031	475,000		495,449
					664,132
Bermuda - .3%
Textainer Marine Containers VII, Ser. 2021-1A, Cl. A		1.68	2/20/2046	1,039,208	[b]	1,039,824
Canada - 6.5%
BMW Canada Auto Trust, Ser. 2019-1, Cl. A3	CAD	2.35	2/20/2024	1,600,000		1,298,193
BMW Canada Auto Trust, Ser. 2021-1A, Cl. A3	CAD	0.76	12/20/2025	1,175,000	[b]	936,892
Canada, Bonds	CAD	1.25	6/1/2030	17,600,000		14,231,172
CNH Capital Canada Receivables Trust, Ser. 2021-1A, Cl. A2	CAD	1.00	11/16/2026	1,125,000	[b]	900,658
Ford Auto Securitization Trust, Ser. 2019-AA, Cl. A2	CAD	2.35	6/15/2023	370,733	[b]	298,789
Ford Auto Securitization Trust, Ser. 2020-AA, Cl. A3	CAD	1.15	11/15/2025	1,075,000	[b]	863,196
GMF Canada Leasing Trust, Ser. 2020-1A, Cl. A3	CAD	1.05	11/20/2025	850,000	[b]	684,476
GMF Canada Leasing Trust, Ser. 2021-1A, Cl. A3	CAD	0.87	5/20/2026	1,125,000	[b]	900,794
MBarc Credit Canada, Ser. 2021-AA, Cl. A3	CAD	0.93	2/17/2026	875,000	[b]	700,554
Silver Arrow Canada, Ser. 2018-1A, Cl. A3	CAD	3.17	8/15/2025	743,106	[b]	600,458
Teck Resources, Sr. Unscd. Notes		6.25	7/15/2041	315,000		425,291
					21,840,473
Cayman Islands - 3.7%
Avery Point VII CLO, Ser. 2015-7A, Cl. AR2, 3 Month LIBOR +.96%		1.09	1/15/2028	891,375	[b,c]	891,819
Bain Capital Credit CLO, Ser. 2020-3A, Cl. A, 3 Month LIBOR +1.38%		1.52	10/23/2032	1,155,000	[b,c]	1,156,355
Carlyle US CLO, Ser. 2017-2A, Cl. A1R, 3 Month LIBOR +1.05%		1.18	7/20/2031	1,125,000	[b,c]	1,125,714
CARLYLE US CLO, Ser. 2017-1A, Cl. A2R, 3 Month LIBOR +1.60%		1.73	4/20/2031	850,000	[b,c]	850,672
CK Hutchison Europe Finance 18, Gtd. Bonds	EUR	1.25	4/13/2025	660,000		821,770
DP World Salaam, Jr. Sub. Notes		6.00	10/1/2025	480,000	[d]	525,095

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.5% (continued)
Cayman Islands - 3.7% (continued)
Invesco CLO, Ser. 2021-1A, Cl. A1, 3 Month LIBOR +1.00%		1.17	4/15/2034	1,025,000	[b,c]	1,026,033
Magnetite XIX CLO, Ser. 2017-19A, Cl. AR, 3 Month LIBOR +1.05%		1.18	4/17/2034	900,000	[b,c]	900,913
Magnetite XXVIII CLO, Ser. 2020-28A, Cl. A, 3 Month LIBOR +1.27%		1.40	10/25/2031	800,000	[b,c]	800,939
Race Point IX CLO, Ser. 2015-9A, CI. A1A2, 3 Month LIBOR +.94%		1.07	10/15/2030	975,000	[b,c]	975,590
RIN IV CLO, Ser. 2021-1A, CI. A, 3 Month LIBOR +1.30%		1.43	4/20/2033	700,000	[b,c]	700,951
SA Global Sukuk, Sr. Unscd. Notes		1.60	6/17/2026	485,000	[b]	485,771
TCI-Flatiron CLO, Ser. 2017-1A, CI. AR, 3 Month LIBOR +.96%		1.12	11/18/2030	925,000	[b,c]	925,470
Thompson Park CLO, Ser. 2021-1A, CI. A1, 3 Month LIBOR +1.00%		1.20	4/15/2034	975,000	[b,c]	975,814
Vale Overseas, Gtd. Notes		6.25	8/10/2026	172,000		206,684
					12,369,590
Chile - .5%
Chile, Sr. Unscd. Notes		2.55	7/27/2033	675,000		689,864
Inversiones, Gtd. Notes		3.00	4/6/2031	700,000	[b]	707,277
VTR Comunicaciones, Sr. Scd. Notes		5.13	1/15/2028	201,000	[b]	210,208
					1,607,349
China - 4.9%
China, Unscd. Bonds	CNY	3.81	9/14/2050	101,550,000		16,691,156
France - 7.9%
BNP Paribas, Sub. Notes		4.38	3/1/2033	825,000	[b]	920,530
Credit Agricole, Sub. Notes		3.25	1/14/2030	630,000		672,577
Credit Agricole Home Loan SFH, Covered Notes	EUR	1.25	3/24/2031	1,600,000		2,144,434
France, Bonds	EUR	2.50	5/25/2030	14,950,000		22,130,769
Orange, Sr. Unscd. Notes	EUR	0.00	9/4/2026	700,000		838,479
					26,706,789
Germany - 3.0%
Bundesobligation, Bonds, Ser. G	EUR	0.00	10/10/2025	4,250,000		5,222,881
Bundesrepublik Deutschland Bundesanleihe, Bonds, Ser. 98	EUR	4.75	7/4/2028	3,000,000		4,942,111
					10,164,992
Ghana - .1%
Ghana, Sr. Unscd. Notes		8.63	4/7/2034	495,000	[b]	501,339
Indonesia - .3%
Perusahaan Listrik Negara, Sr. Unscd. Notes	EUR	1.88	11/5/2031	940,000		1,086,245
Ireland - 1.1%
AerCap Global Aviation Trust, Gtd. Notes		4.45	10/1/2025	500,000		552,617

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.5% (continued)
Ireland - 1.1% (continued)
AerCap Global Aviation Trust, Gtd. Notes		6.50	7/15/2025	650,000		761,356
Ireland, Bonds	EUR	2.00	2/18/2045	1,610,000		2,556,704
					3,870,677
Italy - 4.2%
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds	EUR	2.70	3/1/2047	2,950,000	[b]	4,357,748
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds, Ser. CAC	EUR	2.45	9/1/2050	6,950,000	[b]	9,847,502
					14,205,250
Ivory Coast - .1%
Ivory Coast, Sr. Unscd. Notes	EUR	4.88	1/30/2032	400,000	[b]	480,557
Japan - 15.2%
Japan (10 Year Issue), Bonds, Ser. 348	JPY	0.10	9/20/2027	2,129,300,000		19,682,809
Japan (20 Year Issue), Bonds, Ser. 156	JPY	0.40	3/20/2036	2,311,900,000		21,694,661
Japan (30 Year Issue), Bonds, Ser. 66	JPY	0.40	3/20/2050	1,107,500,000		9,549,845
Takeda Pharmaceutical, Sr. Unscd. Notes	EUR	2.00	7/9/2040	300,000		401,154
					51,328,469
Luxembourg - .9%
CK Hutchison Group Telecom Finance, Gtd. Notes	EUR	1.13	10/17/2028	485,000		605,718
DH Europe Finance II, Gtd. Bonds	EUR	0.20	3/18/2026	280,000		337,266
JBS Finance Luxembourg, Gtd. Notes		3.63	1/15/2032	550,000	[b]	554,400
Medtronic Global Holdings, Gtd. Notes	EUR	0.75	10/15/2032	420,000		517,438
Medtronic Global Holdings, Gtd. Notes	EUR	1.63	3/7/2031	475,000		635,912
Millicom International Cellular, Sr. Unscd. Notes		4.50	4/27/2031	250,000	[b]	260,344
					2,911,078
Malaysia - .6%
Malaysia, Bonds, Ser. 219	MYR	3.89	8/15/2029	7,530,000		1,875,493
Mexico - 3.2%
Infraestructura Energetica Nova, Sr. Unscd. Notes		4.88	1/14/2048	755,000	[e]	784,185
Metalsa, Gtd. Notes		3.75	5/4/2031	525,000	[b]	517,734
Mexican Bonos, Bonds, Ser. M	MXN	7.75	5/29/2031	100,000,000		5,333,250
Mexico, Bonds, Ser. M	MXN	5.75	3/5/2026	35,000,000	[e]	1,709,828
Mexico, Sr. Unscd. Notes		6.05	1/11/2040	720,000		911,070
Nemak, Sr. Unscd. Notes		3.63	6/28/2031	500,000	[b]	501,408
Petroleos Mexicanos, Gtd. Notes		6.84	1/23/2030	1,050,000		1,096,672
					10,854,147

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.5% (continued)
Morocco - .1%
OCP, Sr. Unscd. Notes		5.13	6/23/2051	275,000	[b]	281,210
Netherlands - 2.1%
EDP Finance, Sr. Unscd. Notes	EUR	0.38	9/16/2026	1,400,000		1,696,428
Enel Finance International, Gtd. Notes	EUR	0.38	6/17/2027	690,000		837,354
Equate Petrochemical, Gtd. Notes		2.63	4/28/2028	475,000	[b]	482,591
ING Groep, Sub. Bonds	EUR	2.00	3/22/2030	900,000		1,131,704
Mamoura Diversified Global Holding, Gtd. Notes		2.50	11/7/2024	755,000		793,883
Petrobras Global Finance, Gtd. Notes		5.50	6/10/2051	620,000		610,613
Prosus, Sr. Unscd. Notes		3.83	2/8/2051	400,000	[b]	372,640
WPC Eurobond, Gtd. Bonds	EUR	2.25	7/19/2024	950,000		1,202,262
					7,127,475
Qatar - .3%
Qatar Petroleum, Sr. Unscd. Notes		2.25	7/12/2031	1,100,000	[b]	1,114,714
Romania - .4%
Romania, Bonds	EUR	3.62	5/26/2030	300,000	[b]	411,263
Romania, Sr. Unscd. Notes	EUR	2.50	2/8/2030	405,000	[b]	514,309
Romania, Unscd. Notes	EUR	2.75	4/14/2041	425,000	[b]	496,438
					1,422,010
Russia - .5%
Russia, Bonds, Ser. 6228	RUB	7.65	4/10/2030	117,000,000		1,698,013
Senegal - .1%
Senegal, Sr. Unscd. Notes	EUR	5.38	6/8/2037	425,000	[b]	504,308
Serbia - .3%
Serbia, Sr. Unscd. Notes	EUR	3.13	5/15/2027	725,000	[b]	959,375
Singapore - 1.6%
Singapore, Bonds	SGD	2.63	5/1/2028	6,560,000		5,336,793
Spain - 2.7%
Banco Santander, Covered Notes	EUR	0.88	5/9/2031	1,500,000		1,943,318
Banco Santander, Sub. Notes	EUR	2.50	3/18/2025	1,500,000		1,934,729
Spain, Sr. Unscd. Bonds	EUR	2.90	10/31/2046	3,224,000	[b]	5,411,051
					9,289,098
Supranational - 1.7%
Africa Finance, Sr. Unscd. Notes		2.88	4/28/2028	625,000	[b]	629,688
Banque Ouest Africaine de Developpement, Sr. Unscd. Notes		5.00	7/27/2027	1,635,000		1,825,170
Corp. Andina de Fomento, Sr. Unscd. Notes		3.25	2/11/2022	1,300,000		1,319,480
The African Export-Import Bank, Sr. Unscd. Notes		5.25	10/11/2023	1,850,000		2,010,191
					5,784,529
Switzerland - .3%
UBS Group, Jr. Sub. Notes		7.00	1/31/2024	800,000	[b,d]	879,556

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.5% (continued)
Thailand - 1.5%
PTT Treasury Center, Gtd. Notes		3.70	7/16/2070	325,000	[b,e]	332,591
Thailand, Bonds	THB	2.88	12/17/2028	138,635,000		4,722,309
					5,054,900
Ukraine - .2%
Ukraine, Sr. Unscd. Notes		1.26	5/31/2040	725,000		846,796
United Kingdom - 11.0%
Anglo American Capital, Gtd. Notes	EUR	1.63	9/18/2025	325,000		411,616
Anglo American Capital, Gtd. Notes	EUR	1.63	3/11/2026	1,205,000		1,525,623
AstraZeneca, Sr. Unscd. Notes		3.00	5/28/2051	560,000		599,237
Barclays, Jr. Sub. Bonds		7.88	3/15/2022	850,000	[d]	882,296
Barclays, Jr. Sub. Notes		8.00	6/15/2024	521,000	[d]	591,009
BAT International Finance, Gtd. Notes	EUR	2.25	1/16/2030	670,000		871,032
Brass No. 10, Ser. 10-A, Cl. A1		0.67	4/16/2069	447,149	[b]	447,626
Gemgarto, Ser. 2021-1A, Cl. A, 3 Month SONIA +.59%	GBP	0.64	12/16/2067	801,354	[b,c]	1,120,123
Lanark Master Issuer, Ser. 2020-1A, Cl. 2A, 3 Month SONIA +.57%	GBP	0.62	12/22/2069	871,250	[b,c]	1,220,044
MARB BondCo, Gtd. Bonds		3.95	1/29/2031	825,000	[b]	802,931
Penarth Master Issuer, Ser. 2019-1A, Cl. A2, 1 Month SONIA +.70%	GBP	0.75	7/18/2024	1,180,000	[b,c]	1,648,011
United Kingdom, Bonds	GBP	0.13	1/30/2026	5,525,000		7,633,288
United Kingdom, Bonds	GBP	1.50	7/22/2047	5,490,000		8,501,809
United Kingdom Gilt, Bonds	GBP	1.25	10/22/2041	2,800,000		4,080,698
United Kingdom Gilt, Bonds	GBP	4.75	12/7/2030	3,050,000		5,852,780
Vodafone Group, Jr. Sub. Bonds	EUR	3.10	1/3/2079	771,000		956,451
					37,144,574
United States - 17.9%
AbbVie, Sr. Unscd. Bonds	EUR	1.38	5/17/2024	680,000		839,935
Air Lease, Sr. Unscd. Notes		2.88	1/15/2026	600,000		634,757
Air Products & Chemicals, Sr. Unscd. Notes	EUR	0.50	5/5/2028	1,025,000		1,257,919
Air Products & Chemicals, Sr. Unscd. Notes	EUR	0.80	5/5/2032	275,000		341,573
Ally Financial, Jr. Sub. Notes, Ser. B		4.70	5/15/2026	1,125,000	[d]	1,179,562
Ally Financial, Sub. Notes		5.75	11/20/2025	185,000		211,761
Astrazeneca Finance, Gtd. Notes		2.25	5/28/2031	295,000		306,726
AT&T, Sr. Unscd. Notes	EUR	0.25	3/4/2026	1,000,000		1,204,147
AT&T, Sr. Unscd. Notes	EUR	1.80	9/14/2039	325,000		413,070
AT&T, Sr. Unscd. Notes	EUR	2.05	5/19/2032	300,000		404,637
AT&T, Sr. Unscd. Notes	EUR	2.35	9/5/2029	129,000		176,406
Bank of America, Jr. Sub. Notes, Ser. JJ		5.13	6/20/2024	570,000	[d]	608,141
Bank of America, Jr. Sub. Notes, Ser. X		6.25	9/5/2024	571,000	[d]	631,312

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.5% (continued)
United States - 17.9% (continued)
Berkshire Hathaway, Sr. Unscd. Notes	EUR	0.72	3/12/2025	1,425,000		1,705,324
Cameron LNG, Sr. Scd. Notes		2.90	7/15/2031	600,000	[b]	653,799
Capital One Financial, Sub. Notes		2.36	7/29/2032	855,000		864,012
Carrier Global, Sr. Unscd. Notes		2.72	2/15/2030	350,000		371,236
CCO Holdings, Sr. Unscd. Notes		4.50	8/15/2030	865,000	[b]	909,331
Centene, Sr. Unscd. Notes		3.00	10/15/2030	575,000		598,380
Centene, Sr. Unscd. Notes		3.38	2/15/2030	650,000		679,097
CHC Commercial Mortgage Trust, Ser. 2019-CHC, Cl. B, 1 Month LIBOR +1.50%		1.59	6/15/2034	868,659	[b,c]	868,896
Cheniere Energy, Sr. Scd. Notes		4.63	10/15/2028	575,000		607,781
Cheniere Energy Partners, Gtd. Notes		4.00	3/1/2031	725,000	[b]	767,811
CIT Group, Sub. Notes		6.13	3/9/2028	725,000		894,309
Citigroup, Jr. Sub. Bonds		5.90	2/15/2023	479,000	[d,e]	503,860
Citigroup, Jr. Sub. Bonds, Ser. D		5.35	5/15/2023	850,000	[d]	881,875
Citigroup, Jr. Sub. Bonds, Ser. M		6.30	5/15/2024	596,000	[d]	643,382
CNX Resources, Gtd. Notes		6.00	1/15/2029	140,000	[b]	148,628
Comcast, Gtd. Notes	EUR	0.75	2/20/2032	700,000		857,258
Continental Resources, Gtd. Notes		5.75	1/15/2031	445,000	[b,e]	537,046
Crown Americas, Gtd. Notes		4.75	2/1/2026	575,000		596,563
CyrusOne, Gtd. Notes	EUR	1.45	1/22/2027	800,000		977,971
Danaher, Sr. Unscd. Notes	EUR	2.50	3/30/2030	375,000		528,528
DataBank Issuer, Ser. 2021-1A, Cl. A2		2.06	2/27/2051	875,000	[b]	894,491
DaVita, Gtd. Notes		3.75	2/15/2031	900,000	[b]	875,155
Diamondback Energy, Gtd. Notes		3.13	3/24/2031	1,000,000		1,051,312
Digital Euro Finco, Gtd. Bonds	EUR	2.63	4/15/2024	525,000		667,732
Edison International, Sr. Unscd. Notes		4.13	3/15/2028	540,000		582,816
Elanco Animal Health, Sr. Unscd. Notes		5.90	8/28/2028	775,000		929,264
Energy Transfer, Jr. Sub. Bonds, Ser. A		6.25	2/15/2023	680,000	[d,e]	614,217
Energy Transfer, Jr. Sub. Bonds, Ser. F		6.75	5/15/2025	260,000	[d]	260,806
Energy Transfer, Sr. Unscd. Notes		4.00	10/1/2027	380,000		424,534
EQT, Sr. Unscd. Notes		3.00	10/1/2022	1,555,000	[e]	1,579,001
EQT, Sr. Unscd. Notes		3.13	5/15/2026	74,000	[b]	76,322
Exeter Automobile Receivables Trust, Ser. 2021-2A, Cl. C		0.98	6/15/2026	675,000		677,800
Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk, Ser. 2021-MN1, Cl. M1, 1 Month SOFR +2.00%		2.05	1/25/2051	303,062	[b,c,f]	305,913

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.5% (continued)
United States - 17.9% (continued)
Fidelity National Information Services, Sr. Unscd. Notes	EUR	1.50	5/21/2027	680,000		867,062
Ford Motor, Sr. Unscd. Notes		4.75	1/15/2043	625,000		686,947
General Electric, Jr. Sub. Debs., Ser. D, 3 Month LIBOR +3.33%		3.45	9/15/2021	1,325,000	[c,d]	1,301,325
GLP Capital, Gtd. Notes		5.38	4/15/2026	900,000	[e]	1,042,902
HCA, Gtd. Notes		3.50	9/1/2030	348,000		378,128
HCA, Gtd. Notes		5.88	2/1/2029	435,000		532,875
Hilton Domestic Operating, Gtd. Notes		3.63	2/15/2032	500,000	[b]	499,448
Icahn Enterprises, Gtd. Notes		5.25	5/15/2027	555,000		584,138
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. FF		5.00	8/1/2024	1,788,000	[d]	1,888,495
KeyCorp Student Loan Trust, Ser. 1999-B, Cl. CTFS, 3 Month LIBOR +.90%		1.05	11/25/2036	13,981	[c]	13,979
Kraft Heinz Foods, Gtd. Notes		4.88	10/1/2049	255,000		318,641
Lamar Media, Gtd. Notes		3.75	2/15/2028	1,150,000		1,171,045
Lennar, Gtd. Notes		5.25	6/1/2026	255,000		295,572
Level 3 Financing, Gtd. Notes		4.25	7/1/2028	990,000	[b]	1,009,181
Lumen Technologies, Sr. Unscd. Notes		5.38	6/15/2029	800,000	[b]	822,196
Marriott International, Sr. Unscd. Notes, Ser. FF		4.63	6/15/2030	735,000		852,188
Marsh & McLennan, Sr. Unscd. Bonds	EUR	1.98	3/21/2030	290,000		390,427
MGM Growth Properties Operating Partnership, Gtd. Notes		3.88	2/15/2029	320,000	[b]	328,675
MGM Growth Properties Operating Partnership, Gtd. Notes		5.75	2/1/2027	775,000		867,275
Molina Healthcare, Sr. Unscd. Notes		4.38	6/15/2028	525,000	[b]	549,938
NRG Energy, Gtd. Notes		3.63	2/15/2031	900,000	[b]	908,032
Pioneer Natural Resources, Sr. Unscd. Notes		1.90	8/15/2030	425,000		413,086
Plains All American Pipeline, Sr. Unscd. Notes		3.55	12/15/2029	820,000		880,963
Quicken Loans, Gtd. Notes		3.63	3/1/2029	775,000	[b]	778,073
Raytheon Technologies, Sr. Unscd. Bonds	EUR	2.15	5/18/2030	630,000		852,386
Sinclair Television Group, Sr. Scd. Notes		4.13	12/1/2030	525,000	[b]	510,124
SLM, Sr. Unscd. Notes		4.20	10/29/2025	260,000		281,545
Southern Copper, Sr. Unscd. Notes		5.88	4/23/2045	465,000		635,713
Spirit Realty, Gtd. Notes		3.20	2/15/2031	630,000		672,497
Spirit Realty, Gtd. Notes		4.00	7/15/2029	370,000		417,452

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.5% (continued)
United States - 17.9% (continued)
Taylor Morrison Communities, Sr. Unscd. Notes	5.13	8/1/2030	300,000	[b,e]	327,000
The Goldman Sachs Group, Jr. Sub. Notes, Ser. T	3.80	5/10/2026	660,000	[d]	674,850
T-Mobile USA, Gtd. Notes	4.75	2/1/2028	550,000		585,365
United Rentals North America, Gtd. Notes	4.00	7/15/2030	850,000		884,115
Verizon Communications, Sr. Unscd. Notes	2.55	3/21/2031	170,000		176,894
Verizon Communications, Sr. Unscd. Notes	3.40	3/22/2041	365,000		395,360
Verizon Communications, Sr. Unscd. Notes	3.55	3/22/2051	765,000		834,984
VICI Properties, Gtd. Notes	3.50	2/15/2025	596,000	[b]	608,281
Wells Fargo Commercial Mortgage Trust, Ser. 2021-SAVE, Cl. A, 1 Month LIBOR +1.15%	1.24	2/15/2040	568,139	[b,c]	572,321
Western Midstream Operating, Sr. Unscd. Notes	4.35	2/1/2025	275,000		288,431
Western Midstream Operating, Sr. Unscd. Notes	4.65	7/1/2026	940,000		1,008,808
Western Midstream Operating, Sr. Unscd. Notes	5.30	2/1/2030	410,000		460,861
Yum! Brands, Sr. Unscd. Notes	4.63	1/31/2032	1,225,000		1,318,406
				60,630,380
Total Bonds and Notes (cost $311,806,713)			323,289,505
Description	1-Day Yield (%)		Shares		Value ($)
Investment Companies - 2.5%
Registered Investment Companies - 2.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $8,435,048)	0.05		8,435,048	[g]	8,435,048

Investment of Cash Collateral for Securities Loaned - 1.6%
Registered Investment Companies - 1.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $5,520,522)	0.01		5,520,522	[g]	5,520,522
Total Investments (cost $325,762,283)			99.6%	337,245,075
Cash and Receivables (Net)			0.4%	1,249,889
Net Assets			100.0%	338,494,964

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

AUD—Australian Dollar

CAD—Canadian Dollar

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—British Pound

JPY—Japanese Yen

MXN—Mexican Peso

MYR—Malaysian Ringgit

RUB—Russian Ruble

SGD—Singapore Dollar

THB—Thai Baht

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2021, these securities were valued at $67,179,859 or 19.85% of net assets.

c Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

d Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

e Security, or portion thereof, on loan. At July 31, 2021, the value of the fund’s securities on loan was $5,127,737 and the value of the collateral was $7,048,270, consisting of cash collateral of $5,520,522 and U.S. Government & Agency securities valued at $1,527,748.

f The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

g Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS
BNY Mellon International Bond Fund

July 31, 2021 (Unaudited)

The following is a summary of the inputs used as of July 31, 2021 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Asset-Backed Securities	−	11,458,115	−	11,458,115
Collateralized Loan Obligations	−	10,330,270	−	10,330,270
Commercial Mortgage-Backed	−	4,229,010	−	4,229,010
Corporate Bonds	−	100,569,994	−	100,569,994
Foreign Governmental	−	196,396,203	−	196,396,203
Investment Companies	13,955,570	−	−	13,955,570
U.S. Government Agencies Collateralized Mortgage Obligations	−	305,913	−	305,913
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts ††	−	1,268,123	−	1,268,123
Futures ††	1,142,344	−	−	1,142,344
Swap Agreements	−	4,105	−	4,105

Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	−	(1,563,942)	−	(1,563,942)
Futures††	(1,115,953)	−	−	(1,115,953)
Swap Agreements	−	(1,925,660)	−	(1,925,660)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

STATEMENT OF FUTURES
BNY Mellon International Bond Fund

July 31, 2021 (Unaudited)

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Australian 10 Year Bond	56	9/15/2021	5,997,066[a]	5,975,203	(21,863)
Euro-Bobl	270	9/8/2021	42,973,607[a]	43,354,116	380,509
Euro-Bond	133	9/8/2021	27,335,534[a]	27,857,670	522,136
Japanese 10 Year Bond	12	9/13/2021	16,569,570[a]	16,659,222	89,652
U.S. Treasury 10 Year Notes	4	9/21/2021	534,944	537,813	2,869
U.S. Treasury Ultra Long Bond	24	9/21/2021	4,702,411	4,788,750	86,339
Ultra 10 Year U.S. Treasury Notes	36	9/21/2021	5,348,161	5,409,000	60,839
Futures Short
Australian 3 Year Bond	507	9/15/2021	43,441,458[a]	43,559,599	(118,141)
Euro 30 Year Bond	20	9/8/2021	4,736,908[a]	5,101,824	(364,916)
Euro BTP Italian Government Bond	97	9/8/2021	17,319,476[a]	17,752,421	(432,945)
U.S. Treasury 5 Year Notes	133	9/30/2021	16,402,440	16,551,226	(148,786)
U.S. Treasury Long Bond	18	9/21/2021	2,935,636	2,964,938	(29,302)
Gross Unrealized Appreciation				1,142,344
Gross Unrealized Depreciation				(1,115,953)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

STATEMENT OF FOWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
BNY Mellon International Bond Fund

July 31, 2021 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital
United States Dollar	2,534,659	South African Rand	36,750,000	9/15/2021	41,164
United States Dollar	3,533,812	Chilean Peso	2,607,600,000	9/15/2021	102,361
Hungarian Forint	532,050,000	United States Dollar	1,854,802	9/15/2021	(97,029)
United States Dollar	1,281,639	Hungarian Forint	379,010,000	9/15/2021	29,475
United States Dollar	2,092,878	South Korean Won	2,371,650,000	9/15/2021	32,559
Malaysian Ringgit	6,675,000	United States Dollar	1,615,401	9/15/2021	(36,794)
United States Dollar	1,893,576	Malaysian Ringgit	7,900,000	9/15/2021	25,262
Russian Ruble	62,475,000	United States Dollar	857,683	9/15/2021	(10,307)
Citigroup
Danish Krone	7,000,000	United States Dollar	1,107,390	8/31/2021	9,483
Chinese Yuan Renminbi	157,900,000	United States Dollar	24,562,496	9/15/2021	(189,588)
Czech Koruna	16,415,000	United States Dollar	785,219	9/15/2021	(22,172)
Indonesian Rupiah	39,116,620,000	United States Dollar	2,713,511	9/15/2021	(17,771)
United States Dollar	555,401	Indonesian Rupiah	7,995,000,000	9/15/2021	4,422
Euro	38,142,359	United States Dollar	45,077,937	8/31/2021	196,440
United States Dollar	4,234,033	South African Rand	58,080,906	9/15/2021	293,232
Goldman Sachs
Malaysian Ringgit	290,000	United States Dollar	69,687	9/15/2021	(1,103)
Mexican Peso	4,940,000	United States Dollar	247,022	9/15/2021	(423)
HSBC
South African Rand	37,225,000	United States Dollar	2,646,170	9/15/2021	(120,446)
Chilean Peso	2,840,000,000	United States Dollar	3,933,355	9/15/2021	(196,079)
United States Dollar	3,059,272	Mexican Peso	61,559,684	9/15/2021	(13,716)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
HSBC(continued)
Australian Dollar	1,928,182	United States Dollar	1,423,425	8/31/2021	(8,191)
Chinese Yuan Renminbi	18,355,000	United States Dollar	2,857,121	9/15/2021	(29,090)
United States Dollar	2,856,498	Chinese Yuan Renminbi	18,355,000	9/15/2021	28,467
United States Dollar	4,413,022	Singapore Dollar	5,890,000	9/15/2021	66,274
Norwegian Krone	5,865,000	United States Dollar	660,520	8/31/2021	3,408
British Pound	3,828,919	United States Dollar	5,277,357	8/31/2021	45,238
United States Dollar	5,843,489	British Pound	4,230,000	8/31/2021	(36,650)
J.P. Morgan Securities
United States Dollar	1,916,826	Chinese Yuan Renminbi	12,560,000	9/15/2021	(21,893)
South Korean Won	10,083,109,000	United States Dollar	9,036,259	9/15/2021	(276,778)
Chinese Yuan Renminbi	30,187,405	United States Dollar	4,699,306	9/15/2021	(48,208)
United States Dollar	2,979,548	Chinese Yuan Renminbi	19,145,000	9/15/2021	29,799
Polish Zloty	4,750,000	United States Dollar	1,279,537	9/15/2021	(46,374)
United States Dollar	1,252,167	Polish Zloty	4,750,000	9/15/2021	19,004
South African Rand	46,601,335	United States Dollar	3,191,280	9/15/2021	(29,370)
Russian Ruble	9,770,000	United States Dollar	133,541	9/15/2021	(1,026)
United States Dollar	1,677,542	Russian Ruble	124,950,000	9/15/2021	(17,211)
United States Dollar	3,128,945	Thai Baht	97,460,000	9/15/2021	164,433
United States Dollar	1,695,237	Euro	1,425,000	8/31/2021	3,785
Merrill Lynch, Pierce, Fenner & Smith
Swedish Krona	24,624,592	United States Dollar	2,832,445	8/31/2021	28,805
Polish Zloty	7,370,000	United States Dollar	1,987,219	9/15/2021	(73,870)
United States Dollar	1,928,550	Polish Zloty	7,370,000	9/15/2021	15,201
New Zealand Dollar	1,430,000	United States Dollar	999,878	8/31/2021	(3,689)
Euro	3,830,000	United States Dollar	4,555,244	8/31/2021	(9,095)

STATEMENT OF FOWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (Unaudited) (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Merrill Lynch, Pierce, Fenner & Smith(continued)
United States Dollar	4,557,864	Euro	3,834,327	8/2/2021	9,131
Morgan Stanley
South African Rand	2,550,000	United States Dollar	177,797	9/15/2021	(4,779)
Canadian Dollar	10,144,416	United States Dollar	8,126,764	8/4/2021	4,334
Swiss Franc	3,110,000	United States Dollar	3,379,708	8/31/2021	56,276
Polish Zloty	6,140,000	United States Dollar	1,655,433	9/15/2021	(61,408)
United States Dollar	448,090	Polish Zloty	1,700,000	9/15/2021	6,748
Canadian Dollar	3,933,974	United States Dollar	3,135,223	8/31/2021	17,912
United States Dollar	8,131,035	Canadian Dollar	10,150,000	8/31/2021	(4,333)
United States Dollar	377,189	British Pound	270,000	8/31/2021	1,861
Japanese Yen	2,987,819,747	United States Dollar	27,267,224	8/31/2021	(25,749)
United States Dollar	2,681,792	Mexican Peso	55,475,000	9/15/2021	(87,456)
UBS Securities
South African Rand	8,380,136	United States Dollar	573,884	9/15/2021	(5,290)
Hungarian Forint	363,940,000	United States Dollar	1,270,430	9/15/2021	(68,054)
United States Dollar	1,231,274	Hungarian Forint	363,940,000	9/15/2021	28,898
United States Dollar	2,235,206	Japanese Yen	244,700,000	8/31/2021	4,151
Gross Unrealized Appreciation					1,268,123
Gross Unrealized Depreciation					(1,563,942)

See notes to financial statements.

STATEMENT OF SWAP AGREEMENTS
BNY Mellon International Bond Fund

July 31, 2021 (Unaudited)

Centrally Cleared Interest Rate Swaps
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Unrealized (Depreciation) ($)
USD - 3 Month LIBOR	USD Fixed at 1.631	4/16/2031	36,925,000	(1,512,011)
USD - 3 Month LIBOR	USD Fixed at 1.791	6/28/1951	6,525,000	(235,324)
USD - 3 Month LIBOR	USD Fixed at 0.969	6/28/2026	13,875,000	(136,845)
Gross Unrealized Depreciation				(1,884,180)

USD—United States Dollar

See notes to financial statements.

Centrally Cleared Credit Default Swaps

Reference Obligation	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation)($)
Purchased Contracts:[1]
Markit CDX Emerging Market Index Series 35 Paid Fixed Rate of 1.00 3 Month	6/20/2026	13,750,000	394,048	425,921	(31,873)
Markit CDX North America High Yield Index Series 36 Paid Fixed Rate of 5.00 3 Month	6/20/2026	3,175,000	(312,964)	(303,357)	(9,607)
Markit CDX North America High Yield Index Series 36 Paid Fixed Rate of 5.00 3 Month	6/20/2026	3,000,000	(295,713)	(299,656)	3,943
Markit CDX Emerging Market Index Series 35 Paid Fixed Rate of 1.00 3 Month	6/20/2026	3,650,000	104,602	104,440	162
Gross Unrealized Appreciation				4,105
Gross Unrealized Depreciation				(41,480)

1 If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services

(each, a “Service”) approved by the Board Members (“Board”) Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at July 31, 2021 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Interest rate swaps open at July 31, 2021 are set forth in the Statement of Swap Agreements.

At July 31, 2021, accumulated net unrealized appreciation on investments was $11,482,792, consisting of $12,982,631 gross unrealized appreciation and $1,499,839 gross unrealized depreciation.

At July 31, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.